SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported): December 4, 2003



                              TARRANT APPAREL GROUP
               (Exact Name of Registrant as Specified in Charter)




         CALIFORNIA                   0-26430                   95-4181026
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
      of Incorporation)             File Number)             Identification No.)





              3151 EAST WASHINGTON BOULEVARD
                  LOS ANGELES, CALIFORNIA                       90023
         (Address of Principal Executive Offices)             (Zip Code)




                                 (323) 780-8250
              (Registrant's Telephone Number, Including Area Code)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         SPECIAL SHAREHOLDER MEETING

         On December 4, 2003, Tarrant Apparel Group (the "Registrant") held a Special Meeting of Shareholders (the "Special Meeting"). At the Special Meeting, there were 18,597,443 shares entitled to vote, and 14,012,698 shares (75%) were represented at the meeting in person or by proxy. The following summarizes the vote results for those matters submitted to the Registrant's shareholders for action at the Special Meeting:

         1. Proposal to approve the issuance of 8,817,320 shares of common stock issuable upon conversion of the outstanding shares of Series A Convertible Preferred Stock.

   FOR             AGAINST             ABSTAIN               BROKER NON-VOTES
   ---             -------             -------               ----------------

10,076,862          56,393              20,716                  3,858,727

         2. Proposal to approve an amendment to the Registrant's Articles of Incorporation to increase the authorized number of shares of common stock from 35,000,000 to 100,000,000.

   FOR             AGAINST             ABSTAIN               BROKER NON-VOTES
   ---             -------             -------               ----------------

13,554,357         245,925              20,816                   191,600

         3. Proposal to approve the grant of options to purchase 400,000 shares of common stock to Barry Aved, the Registrant's President.

   FOR             AGAINST             ABSTAIN               BROKER NON-VOTES
   ---             -------             -------               ----------------

 8,285,152         119,803              25,016                  5,582,727

         AMENDMENT TO ARTICLES OF INCORPORATION

         At the Special Meeting, the Registrant's shareholders approved an amendment to the Registrant's Articles of Incorporation to increase the authorized number of shares of common stock from 35,000,000 to 100,000,000, which amendment was previously approved by the Registrant's Board of Directors. Following the Special Meeting, the Registrant filed a Certificate of Amendment of its Articles of Incorporation with California Secretary of State to effect the increase in authorized number of shares of common stock to 100,000,000. Copies of the Registrant's Articles of Incorporation, and all amendments thereto, are attached to this report as Exhibits 3.1, 3.2, 3.3 and 3.4, and are incorporated herein by this reference.

         CONVERSION OF SERIES A CONVERTIBLE PREFERRED STOCK

         At the Special Meeting, the Registrant's shareholders approved the issuance of up to 8,817,320 shares of the Registrant's common stock upon conversion of outstanding shares of Series A Convertible Preferred Stock. Following the Special Meeting, the Registrant received written elections of conversion from the holders of a majority of the outstanding shares of Series A Preferred Stock. As a result, and in accordance with the terms of the Series A Convertible Preferred Stock, each outstanding share of Series A Convertible Preferred Stock of the Registrant was automatically converted, effective as of December 4,

2003, into ten shares of the Registrant's common stock. As of December 4, 2003, the Registrant issued an aggregate of 8,817,320 shares of common stock upon conversion of the Series A Preferred Stock.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of business acquired.

                  None.

         (b)      Pro forma Financial Information.

                  None.

         (c)      Exhibits.

                  The following exhibits are filed herewith:

                  EXHIBIT
                  NUMBER   DESCRIPTION
                  -------  -----------

                  3.1 Restated Articles of Incorporation of the Registrant. (Incorporated by reference to the Registrant's Registration Statement on Form S-1 filed with on May 4, 1995 (File No. 33-91874).)

                  3.2 Certificate of Amendment of Restated Articles of Incorporation (Incorporated by reference to the Registrant's Quarterly Report on Form 10Q for the quarter ending June 30, 2002.)

                  3.3 Certificate of Amendment of Restated Articles of Incorporation (Incorporated by reference to the Registrant's Quarterly Report on Form 10Q for the quarter ending June 30, 2002.)

                  3.4 Certificate of Amendment of Restated Articles of Incorporation.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     TARRANT APPAREL GROUP



Date:    December 10, 2003                  By:      /S/ PATRICK CHOW
                                               ---------------------------------
                                                     Patrick Chow
                                                     Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT
NUMBER       DESCRIPTION
-------      -----------

3.1 Restated Articles of Incorporation of the Registrant. (Incorporated by reference to the Registrant's Registration Statement on Form S-1 filed with on May 4, 1995 (File No. 33-91874).)

3.2 Certificate of Amendment of Restated Articles of Incorporation (Incorporated by reference to the Registrant's Quarterly Report on Form 10Q for the quarter ending June 30, 2002.)

3.3 Certificate of Amendment of Restated Articles of Incorporation (Incorporated by reference to the Registrant's Quarterly Report on Form 10Q for the quarter ending June 30, 2002.)

3.4          Certificate of Amendment of Restated Articles of Incorporation.